Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
Note 6 – Subsequent Events

On September 18, 2023, the Company announced it has entered into an agreement to acquire the FRT Metrology business of FormFactor, Inc. The acquisition is expected to close during the fourth quarter of 2023, subject to the satisfaction of customary closing conditions. The purchase price is $100 million in cash, subject to customary purchase price adjustments.